UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2006

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 29, 2006, Perry Ellis International, Inc. (the “Company”) and certain of its subsidiaries agreed to an amendment to its Loan and Security Agreement dated October 1, 2002, as amended (the “Loan Agreement”), among the Company, the subsidiaries named as borrowers or guarantors therein, the lenders named therein (the “Lenders”), and Wachovia Bank, National Association, as agent (the “Agent”) for the Lenders. This amendment amended the Loan Agreement to, among other things:

•	extend the term of the Loan Agreement to February 1, 2009; and

•	allow loans to bear interest at an average monthly LIBOR rate, and reduce the “Applicable Margin” over the monthly LIBOR rate with a pricing grid based on excess availability.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: December 5, 2006	By:	/s/ George Pita
	Name:	George Pita
	Title:	Chief Financial Officer

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